UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2020

Bogota Financial Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39180	84-3501231
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

819 Teaneck Road, Teaneck, New Jersey	07666
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 862-0660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	BSBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 3, 2020, Bogota Financial Corp. (the “Company”), the parent company of Bogota Savings Bank (the “Bank”), and Bogota Financial, MHC, the Company’s mutual holding company parent (the “MHC” and, together with the Company and the Bank, the “Bogota Entities”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gibraltar Bank, pursuant to which Gibraltar Bank will merge with and into the Bank, with the Bank as the surviving institution (the “Merger”).

Under the terms of the Merger Agreement, depositors of Gibraltar Bank will become depositors of the Bank and will have the same rights and privileges in the MHC as if their accounts had been established at the Bank on the date established at Gibraltar Bank. As part of the transactions contemplated by the Merger Agreement, at the effective time of the Merger, the Company will issue additional shares of its common stock to the MHC in an amount equal to the fair value of Gibraltar Bank as determined by an independent appraiser.

The Merger Agreement has been unanimously approved by the Boards of Directors of each of the Bogota Entities and Gibraltar Bank. Subject to the receipt of all required regulatory and other approvals (including the approval of the Merger by the members of Gibraltar Bank), and the satisfaction or waiver of other customary closing conditions, the parties anticipate that the transactions contemplated by the Merger Agreement will close in the first quarter of 2021.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each of the Bogota Entities will increase the size of their Boards of Directors by one member and appoint one director of Gibraltar Bank to serve on their Boards of Directors.

The Merger Agreement contains customary representations and warranties from the Bogota Entities and Gibraltar Bank, each with respect to their businesses. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the Merger. Under the Merger Agreement, Gibraltar Bank has agreed that, subject to certain exceptions, it will not, and will cause its representatives not to, solicit, initiate, encourage or take any action to facilitate (including by providing non-public information) any inquiries or proposals with respect to any third party acquisition proposals. The Merger Agreement provides certain termination rights for each of the Bogota Entities and Gibraltar Bank, and further provides that if the Merger Agreement is terminated as a result of either party’s material breach of the terms of the Merger Agreement, then the breaching party will reimburse the non-breaching party for its transaction expenses up to $500,000. The Merger Agreement also requires Gibraltar Bank to pay the Bogota Entities a termination fee of $500,000 if the Merger Agreement is terminated under certain circumstances.

As described above, the consummation of the Merger is subject to customary closing conditions, including, but not limited to, (1) receipt of all required regulatory and other approvals (including the approval of the Merger by the members of Gibraltar Bank), and (2) the absence of any law or order prohibiting the closing. In addition, each party’s obligation to consummate the Merger is subject to certain other customary conditions, including (1) the accuracy of the representations and warranties of the other party subject to certain materiality standards and (2) compliance in all material respects by the other party with its covenants.

The Merger Agreement includes customary representations, warranties and covenants of the Bogota Entities and Gibraltar Bank made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and are not intended to provide factual, business or financial information about the Bogota Entities or Gibraltar Bank. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or different from what a shareholder might view as material, may have been used for purposes of allocating risk between the Bogota Entities and Gibraltar Bank rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to the Merger Agreement.

The foregoing description of the Merger Agreement is included to provide information regarding its terms and does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements about the Bogota Entities and Gibraltar Bank. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: (1) the businesses of the Bank and Gibraltar Bank may not be combined successfully, or such combination may take longer than expected; (2) the cost savings from the merger may not be fully realized or may take longer than expected to be realized; (3) operating costs, customer loss and business disruption following the merger may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger or otherwise; (5) the interest rate environment may further compress margins and adversely affect new interest income; (6) the risks associated with continued diversification of assets and adverse changes to credit quality; (7) general economic conditions and increased competitive pressure; (8) conditions within the securities markets; and (9) changes in legislation, regulations and policies. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet website (www.sec.gov).

Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on either the Bank’s or Gibraltar Bank’s business or the business of the combined company. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened or remain open. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, either of the Bank or Gibraltar Bank could be subject to any of the following risks, any of which could have a material, adverse effect on its business, financial condition, liquidity, and results of operations: demand for its products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen or remain open, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; the allowance for loan losses for the Bank or Gibraltar Bank may have to be increased if borrowers experience financial difficulties, which will adversely affect net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to the Bank or Gibraltar Bank; cyber security risks are increased as the result of an increase in the number of employees working remotely; and FDIC premiums may increase if the agency experience additional resolution costs.

None of the Bogota Entities or Gibraltar Bank undertake an obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this current report.

Item 8.01	Other Events.

On September 3, 2020, the Company and Gibraltar Bank issued a joint press release announcing that the Bogota Entities and Gibraltar Bank had entered into the Merger Agreement. The joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)     Exhibits.

Exhibit No.     Description

2.1	Agreement and Plan of Merger, by and among Bogota Financial, MHC, Bogota Financial Corp., Bogota Savings Bank and Gibraltar Bank*

99.1	Press release dated September 3, 2020.

*	Except as otherwise noted in this Current Report on Form 8-K, schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BOGOTA FINANCIAL CORP.

DATE: September 3, 2020	By:	/s/ Joseph Coccaro
Joseph Coccaro
President and Chief Executive Officer